UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: March 24, 2016

DraftDay Fantasy Sports, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11th Floor New York, New York (Address of principal executive offices)	10010 (Zip Code)

(212)  231-0092
(Registrant’s Telephone Number, including Area Code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement.

(a)           Agreements with MGT Sports, Inc.

As previously reported on the Company’s Current Report on Form 8-K filed on September 9, 2015, on September 8, 2015, DraftDay Fantasy Sports, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with MGT Capital Investments, Inc. and MGT Sports, Inc. (“collectively, MGT”), pursuant to which the Company acquired all of the assets of the DraftDay.com business (the “DraftDay Business”) from MGT.  Under the Asset Purchase Agreement, the Company issued a promissory note to MGT Sports, Inc. in the amount of $1,875,000 (the “MGT Note”), bearing interest at the rate of 5% per annum, which was due on March 8, 2015.

On March 24, 2016, the Company’s Board of Directors approved the Company entering into an exchange agreement with MGT (the “MGT Exchange Agreement”) relating to the MGT Note.  Under the MGT Exchange Agreement, the MGT Note shall be exchanged in full for (a) approximately $51,302.74 in cash representing the six months of accrued interest; (b) 2,748,353 common shares of Company stock in exchange for a reduction in the remaining principal amount of $824,506; and (c) 110 shares of a new Series D convertible preferred series of Company stock.  The $940,505 remaining due under the note will be due on July 31, 2016.

The foregoing description of the MGT Exchange Agreement is not complete and is subject to and qualified in its entirety by reference to the MGT Exchange Agreement, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

(b)           Series D Convertible Preferred Stock

The Company created a new class of Series D Convertible Preferred Stock (the “Series D Convertible Preferred Stock”) by filing a Certificate of Designations of the Series D Convertible Preferred Stock of the Company (the "Series D Certificate of Designation") with the Secretary of State of the State of Delaware. The Company authorized the issuance of up to 150 shares of the Series D Convertible Preferred Stock. The rights, preferences, privileges and restrictions of the shares of Series D Convertible Preferred Stock and the qualifications, limitations and restrictions thereof are contained in the Series D Certificate of Designation and are summarized as follows:

The shares of Series D Convertible Preferred Stock have a stated value of $1,000 per share (the "Stated Value").

The holder of a share of Series D Convertible Preferred Stock shall not be entitled to a liquidation preference or any dividends on such share.  The shares of Series D Convertible Preferred Stock shall have no voting rights except as required by law.  The consent of the holders of a majority of the shares of Series D Convertible Preferred Stock is necessary for the Company to amend the Series D Certificate of Designation.

Each share of Series D Convertible Preferred Stock is convertible, at the option of the holders, into shares of Company common stock at a at a ratio of 3,333.33 shares of Company common stock for each share of Series D Convertible Preferred Stock.. The conversion price is not subject to antidilution protection. The Company may redeem any or all of the outstanding Series D Convertible Preferred Stock at any time at the then current Stated Value plus a redemption premium equal to the Stated Value multiplied by 10%.

The foregoing description of the Series D Convertible Preferred Stock is not complete and is qualified in its entirety by reference to the full text of the Series D Certificate of Designation, a copy of which is filed herewith as Exhibit 3.1, and incorporated herein by reference.

(c)           Line of Credit

On March 29, 2016, Sillerman Investment Company VI LLC (“SIC VI”), an affiliate of Robert F.X. Sillerman, the Executive Chairman and Chief Executive Officer of the Company entered into a secured revolving line of credit agreement (the “Secured Revolving Line of Credit”) with the Company and its subsidiaries, wetpaint.com, Inc. and Choose Digital Inc. (collectively, the “Subsidiaries”), pursuant to which the Company can borrow up to $500,000.  The Secured Revolving Line of Credit bears interest at the rate of 12% per annum.

In connection with the Secured Revolving Line of Credit, the Company and the Subsidiaries have entered into a Security Agreement (the “Security Agreement”) with SIC VI, under which the Company and the Subsidiaries have granted SIC VI a continuing security interest in all assets of the Company and the Subsidiaries, with the exception of the Company’s interest in DraftDay Gaming Group, Inc.

The Company intends to use the proceeds from the Secured Revolving Line of Credit to fund working capital requirements and for general corporate purposes in accordance with a budget to be agreed upon by SIC VI and the Company.  $88,000 has been advanced thereunder.  Because Mr. Sillerman is a director, executive officer and greater than 10% stockholder of the Company, a majority of the Company’s independent directors approved the transaction.

The foregoing descriptions of the Secured Revolving Line of Credit and Security Agreement Loan are not complete and is qualified in its entirety by reference to the full text of the form of Secured Revolving Line of Credit Promissory Note and Security Agreement, which are filed herewith as Exhibit 10.2 and Exhibit 10.3 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)           As previously reported by DraftDay Fantasy Sports, Inc. (the “Company”) on a Form 8-K filed on February 2, 2016, Sillerman Investment Company VI LLC (“SIC VI”), an affiliate of Robert F.X. Sillerman, the Executive Chairman and Chief Executive Officer of the Company entered into a secured revolving loan agreement (the “Secured Revolving Loan”) with the Company and its subsidiaries, wetpaint.com, Inc. and Choose Digital Inc. (collectively, the “Subsidiaries”), pursuant to which the Company can borrow up to $1,500,000.  On March 29, 2016, the Company borrowed an additional $112,000 under the Secured Revolving Loan. The Company has now borrowed the entire $1,500,000 under the Secured Revolving Loan.  The terms of the Secured Revolving Loan are set forth in such Form 8-K and are hereby incorporated herein by reference.

(b)           The information required by this item is incorporated by reference from Item 1.01(c) above.

Item 3.02 Unregistered Sales of Equity Securities.

The information required by this item is incorporated by reference from Item 1.01(b) above.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information required by this item is incorporated by reference from Item 1.01(a) above.

Item 8.01 Other Events

As previously reported in the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2015, the Company’s Board of Directors has formed a Special Committee of independent directors to explore strategic alternatives to enhance value, and that these alternatives could include, among others, possible joint ventures, strategic partnerships, marketing alliances, sale of all or some of the Company, or other possible transactions. The Special Committee continues to study alternatives, including the possibility of reorganization.  The Company continues to experience liquidity issues and is in the process of attempting to settle debts with various trade and other creditors.  There can be no assurances that the Company will be able to do so.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Series D Certificate of Designation
10.1	Form of MGT Exchange Agreement
10.2	Form of Secured Revolving Line of Credit Promissory Note
10.3	Form of Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAFTDAY FANTASY SPORTS, INC.

DATE: March 30, 2016	By:	/s/ Mitchell J. Nelson
	Name:	Mitchell J. Nelson
	Title:	Executive Vice President and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Series D Certificate of Designation
10.1	Form of MGT Exchange Agreement
10.2	Form of Secured Revolving Line of Credit Promissory Note
10.3	Form of Security Agreement